UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 10, 2013
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.
Arch Capital Group Ltd. (the “Company”) is filing this Item 8.01 to its Current Report on Form 8-K (this "Report") in connection with the offering by its wholly owned subsidiary, Arch Capital Group (U.S.) Inc., of senior notes (the "Senior Notes") in order to present supplemental condensed consolidating guarantor financial information as of December 31, 2012 and 2011, and for the three years ended December 31, 2012, 2011 and 2010 and as of, and for the three and nine months ended September 30, 2013 and 2012, each in accordance with Rule 3-10(c) of Regulation S-X. The Senior Notes, upon issuance, will be fully and unconditionally guaranteed by the Company.

The Company added Note 23 to its audited consolidated financial statements included within Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 ("Form 10-K") and Note 13 to its unaudited consolidated financial statements included within Part I, Item 1 of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 ("Form 10-Q"). The supplemental condensed consolidating guarantor financial information provided is in accordance with Rule 3-10(c) of Regulation S-X as the Senior Notes, upon issuance, will be fully and unconditionally guaranteed by the Company. These updated historical financial statements are filed as Exhibits 99.1 and 99.2, respectively, to this Report.

The other information contained in the Form 10-K and Form 10-Q remains unchanged. No attempt has been made in this Report nor in the Exhibits hereto to modify or update disclosures in the Form 10-K and Form 10-Q except as described in this Item 8.01. Accordingly, this Report and the Exhibits hereto should be read in conjunction with the Form 10-K and Form 10-Q.

ITEM 9.01    Exhibits.

EXHIBIT NO.	DESCRIPTION

15	Accountants’ Awareness Letter (regarding unaudited interim financial information)
23	Consent of Independent Registered Public Accounting Firm
99.1	Annual Report on Form 10-K for the year ended December 31, 2012: Part II, Item 8: Financial Statements and Supplementary Data
99.2	Quarterly Report on Form 10-Q for the period ended September 30, 2013: Part I, Item 1: Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: December 10, 2013	By:	/s/ Marc Grandisson
		Name:	Marc Grandisson
		Title:	Chairman and Chief Executive Officer of Arch Worldwide Reinsurance Group

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

15	Accountants’ Awareness Letter (regarding unaudited interim financial information)
23	Consent of Independent Registered Public Accounting Firm
99.1	Annual Report on Form 10-K for the year ended December 31, 2012: Part II, Item 8: Financial Statements and Supplementary Data
99.2	Quarterly Report on Form 10-Q for the period ended September 30, 2013: Part I, Item 1: Consolidated Financial Statements

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